GUARANTY

                                       OF


                            CLIFFORD F. STRITCH, JR.


                                       TO

                                 RIVERSIDE BANK
                            7760 FRANCE AVENUE SOUTH
                              BLOOMINGTON, MN 55435

                                 WITH RESPECT TO


                            $250,000.00 MORTGAGE LOAN

                        TO INFINITE GRAPHICS INCORPORATED


                            DATED: October 24 , 1997



THIS INSTRUMENT DRAFTED BY:

ORLINS LAW OFFICE
604 Richfield Bank Building
6625 Lyndale Avenue South
Richfield, MN  55423
(612)861-3331


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                                    GUARANTY

      In consideration of and in order to induce Riverside Bank, Bloomington, Minnesota ("Bank") to make a Mortgage Loan of $250,000.00, (the "Note") to Infinite Graphics Incorporated, ("Obligor"), the proceeds of which will be used to refinance real estate located at 4611 East Lake Street, Minneapolis, MN, Clifford F. Stritch, Jr. ("Guarantor") hereby:

1.    Unconditionally and absolutely guarantees to the Bank:

      (i) the full and prompt payment, when due, whether at the maturity date specified therein or theretofore upon acceleration of maturity pursuant to the provisions thereof, of principal, accrued interest, late charges and prepayment premium, if any, on:

            a) the Note, and any and all renewals thereof including Note taken in substitution therefor; and

            (b) Any and all other liability or indebtedness of Obligor to Bank whether now existing or hereafter arising, joint or joint and several, contingent or direct; and

      (ii) the payment and performance by the Obligor of all of its obligations under and pursuant to the Combination Mortgage, Security Agreement and Fixture Financing Statement (the "Mortgage") (items (i) and (ii), collectively referred to as "the Obligations");

2. Waives (i) presentment, demand, notice of nonpayment, protest and notice of protest and dishonor on the Obligations; (ii) notice of acceptance of this Guaranty by Bank; and (iii) notice of the creation or incurrence of the Obligations by the Obligor or the indebtedness evidenced by the Note.

3. Agrees that Bank may not, without notice to, and the written consent of Guarantor, extend, modify, renew or compromise the Obligations, in whole or in part.

4. Agrees that Bank shall not be required to first resort for payment to Obligor, or any other person, corporation or entity, or his properties or estates, or any other right or remedy whatsoever, prior to enforcing this Guaranty.

5. Agrees that this Guaranty shall be construed as a continuing, absolute, and unconditional guaranty without regard to (i) the validity, regularity or enforceability of the Obligations or the disaffirmance thereof in any insolvency of bankruptcy proceeding relating to Obligor or (ii) any event or any conduct or action of the Obligor, Bank or any other party which might otherwise constitute a legal or equitable discharge of a surety or guarantor but for this provision.

6. Agrees that this Guaranty shall remain in full force and effect and be binding upon Guarantor until the Obligations are paid in full.

7. Agrees that Bank is expressly authorized to forward or deliver any or all collateral and security which may at any time be placed with him by the Obligor, and Guarantor or any other person, directly to Obligor for collection and remittance or for credit, or to collect the same in any other manner and to renew, extend, compromise, exchange, release, surrender or modify the terms of, any or all of such collateral and security with or without consideration and without notice to Guarantor and without in any manner affecting the absolute liability of Guarantor hereunder; and that the liability of Guarantor hereunder shall not be affected or impaired by any failure, neglect or omission on the part of Bank to realize upon the Obligations, or upon any collateral or security therefor, nor by the taking by Bank of any other guaranty or guaranties to secure the Obligations or any other indebtedness of the Obligor or Bank, nor by taking by Bank of collateral or security of any kind nor by any act or failure to act whatsoever which but for this provision might or could in law or in equity act to release or induce Guarantor's liability hereunder.

8. Agrees that so long as any portion of the Obligations are due and owing or to become due and owing by the Obligor to Bank, Guarantor shall not, without the prior written consent of Bank, collect or seek to collect from the Obligor the claim, if any, by subrogation or otherwise, acquired by the Guarantor through payment of any part or all of the Obligations.

9. Agrees that the liability of Guarantor hereunder shall not be affected or impaired by the existence or creation from time to time, with or without notice to Guarantor, which notice is hereby waived, of indebtedness from the Obligor to Bank in addition to the indebtedness evidenced by the Note, the creation or existence of such additional indebtedness being hereby consented to by Guarantor.

10. Agrees that the possession of this instrument of guaranty by Bank shall be conclusive evidence of due execution and delivery hereof by Guarantor.

11. Agrees that this Guaranty shall be binding upon the legal representatives, successors and assigns of Guarantor, and shall inure to the benefit of Bank and his successors, assigns and legal representatives; that notwithstanding the forgoing Guarantor shall have no right to assign or otherwise transfer his rights and obligations under this Guaranty to any third party without the prior written consent of Bank; and that any such assignment or transfer shall not release or affect the liability of Guarantor hereunder in any manner whatsoever.

12. Agrees that Guarantor may be joined in any action or proceeding commenced against Obligor in connection with or based upon the Obligations and recovery may be had against Guarantor in any such action or proceeding or in any independent action or proceeding against Guarantor should the Obligor fail to duly and punctually pay all Obligations including but not limited to any of the principal of or interest on the Obligation without any requirement that Bank first assert, prosecute or exhaust any remedy or claim against Obligor.

13. Agrees that Guarantor shall be liable to Bank for any deficiency remaining after foreclosure of any mortgage in real estate or any security interest in personal property granted by the Obligor, either Guarantor or any third party to Bank to secure repayment of the Obligations and the subsequent sale by the Bank of the property subject thereto to a third party (whether at a foreclosure sale or at a sale thereafter by Bank in the event Bank purchases said property at the foreclosure sale) notwithstanding any provision of applicable law which may prevent Bank from obtaining a deficiency judgment against, or otherwise collecting a deficiency from, Obligor, including, without limitation, Minnesota Statutes, Section 580.23.

14. Agrees that this Guaranty shall be deemed a contract made under and pursuant to the laws of the State of Minnesota and shall be governed by and construed under the laws of such state; and that, wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

15. Agrees that no failure on the part of Bank to exercise, and no delay in exercising, any right or remedy hereunder shall operate as or constitute a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy granted hereby or by any related document or by law.

Dated:  October 24, 1997

                                             /s/ Clifford F. Stritch Jr.
                                             ---------------------------------
                                             Clifford F. Stritch, Jr.

Accepted by:

By   /s/ Robert G. O'Brien
     -------------------------
     Robert G. O'Brien
     Vice President